UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2010

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Duke Joint Venture Tranche II and III

CB Richard Ellis Realty Trust (the “Company”) previously disclosed that Duke/Hulfish, LLC, a joint venture (the “Duke Joint Venture”) between CBRE Operating Partnership, L.P. (“CBRE OP”), the Company’s operating partnership and Duke Realty Limited Partnership (“Duke”), the operating partnership of Duke Realty Corporation (NYSE: DRE), entered into a purchase and sale agreement (the “Purchase Agreement”) with Duke, Duke Secured Financing 2009-1PAC, LLC and Duke Realty Ohio for the acquisition of up to $516,650,000 in office real property assets (the “Office Portfolio”) in a Current Report on Form 8-K filed on December 23, 2010 (the “Office Portfolio Form 8-K”). The Office Portfolio consists of 20 office properties (each a “Property” and together the “Properties”) that were to be contributed to the Duke Joint Venture in three separate tranches, the first of which was contributed on December 21, 2010. CBRE OP owns an 80% interest and Duke owns a 20% interest in the Duke Joint Venture. On March 24, 2011, the Duke Joint Venture acquired fee interests in the second and third tranches of the Office Portfolio as described in the Current Report on Form 8-K/A filed on March 29, 2011.

The Company is filing this Form 8-K/A to incorporate by reference the required financial information as described below in Item 9.01 with respect to the Office Portfolio.

70 & 90 Hudson

The Company previously disclosed that, through subsidiaries of CBRE OP, it entered into two agreements of sale, one with 70 Hudson Street, L.L.C. and 70 Hudson Street Urban Renewal Associates, L.L.C. and the other with 90 Hudson Street, L.L.C. and 90 Hudson Street Urban Renewal Associates, L.L.C., all unrelated third parties, to acquire two office buildings located at 70 Hudson Street (“70 Hudson”) and 90 Hudson Street (“90 Hudson”) in Jersey City, New Jersey (collectively “70 & 90 Hudson”). On April 11, 2011, the Company acquired a fee interest in each of 70 Hudson and 90 Hudson as described in the Current Report on Form 8-K filed on April 14, 2011.

The Company is filing this Form 8-K/A to incorporate by reference the required financial information as described below in Item 9.01 with respect to 70 & 90 Hudson.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements. The following is required financial information relating to the Office Portfolio and 70 & 90 Hudson:

2

Report of Independent Registered Public Accounting Firm

The Members

Duke/Hulfish, LLC:

We have audited the accompanying combined statement of revenue in excess of certain expenses (the Combined Statement) of the Duke Office Portfolio Tranche II and III (the Properties), described in note 1, for the year ended December 31, 2010. This Combined Statement is the responsibility of Duke/Hulfish, LLC’s management. Our responsibility is to express an opinion on this Combined Statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of CB Richard Ellis Realty Trust, as described in note 2 to the Combined Statement. It is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the combined revenue in excess of certain expenses, as described in note 2, of the Properties for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Indianapolis, IN

April 15, 2011

DUKE OFFICE PORTFOLIO TRANCHE II AND III

Combined Statement of Revenue in Excess of Certain Expenses

For the Year Ended December 31, 2010

Revenue:
Rental income	$26,430,195
Tenant reimbursements	14,957,593

Total revenues	41,387,788

Certain expenses:
Operating and maintenance expenses	10,362,494
Property management fees	1,239,617
Real estate taxes	6,695,682

Total direct operating expenses	18,297,793

Revenue in excess of certain expenses	$23,089,995

See accompanying notes to combined statement of revenue in excess of certain expenses.

DUKE OFFICE PORTFOLIO TRANCHE II AND III

Notes to Combined Statement of Revenue in Excess of Certain Expenses

For the year ended December 31, 2010

(1)	Operating Properties

The Combined Statement of Revenue in Excess of Certain Expenses (the Combined Statement) for the year ended December 31, 2010 relates to the operations of the following properties (“Duke Office Portfolio Tranche II and III” or the “Properties”), which have been acquired by Duke/Hulfish, LLC from affiliates of Duke Realty Corporation. An affiliate of Duke Realty Corporation is one of the members of Duke/Hulfish, LLC.

Property	Property market	Property type	Rentable square footage
One Conway Park	Chicago, IL	Office	105,000
West Lake at Conway	Chicago, IL	Office	99,538
The Landings Building I	Cincinnati, OH	Office	175,695
The Landings Building II	Cincinnati, OH	Office	175,076
One Easton Oval	Columbus, OH	Office	125,031
Two Easton Oval	Columbus, OH	Office	128,674
Atrium I	Columbus, OH	Office	315,102
Norman Pointe I	Minneapolis, MN	Office	212,722
Norman Pointe II	Minneapolis, MN	Office	324,296
Weston Pointe I	Ft. Lauderdale, FL	Office	97,579
Weston Pointe II	Ft. Lauderdale, FL	Office	97,180
Weston Pointe III	Ft. Lauderdale, FL	Office	97,178
Weston Pointe IV	Ft. Lauderdale, FL	Office	96,175

(2)	Basis of Presentation

The accompanying Combined Statement has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in a Form 8-K to be filed by CB Richard Ellis Realty Trust and is not intended to be a complete presentation of the revenues and expenses of the Duke Office Portfolio Tranche II and III properties. The Combined Statement is not representative of the actual results of operations of Duke Office Portfolio Tranche II and III for the year ended December 31, 2010, due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Duke Office Portfolio Tranche II and III properties:

¡	Depreciation and amortization.

¡	Other costs not directly related to the proposed future operations of the Duke Office Portfolio Tranche II and III properties acquired.

(3)	Summary of Significant Accounting Policies

(a)	Revenue Recognition

The Properties lease office space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate tax, management fees, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments decreased base rental income by $892,039 for the year ended December 31, 2010.

(b)	Rental Expenses

Rental expenses include only those expenses expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to expense as incurred. Expenses such as depreciation, amortization, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Statement.

DUKE OFFICE PORTFOLIO TRANCHE II AND III

Notes to Combined Statement of Revenue in Excess of Certain Expenses—(Continued)

For the year ended December 31, 2010

(c)	Use of Estimates

The Combined Statement has been prepared on the accrual basis of accounting. Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Combined Statement in conformity with accounting principles generally accepted in the United States (GAAP). Actual results could differ from those estimates.

(4)	Rental Revenue

Space is leased to tenants under various operating leases with initial terms ranging from one year to fifteen years. The leases provide for reimbursement of real estate taxes, common area maintenance and certain other operating expenses. At December 31, 2010, future minimum rentals to be received under noncancelable operating leases for each of the years ended December 31 are as follows:

2011	$29,918,328
2012	30,886,085
2013	28,245,502
2014	26,592,488
2015	25,302,602
Thereafter	63,869,310

$204,814,315

(5)	Tenant Concentrations

For the year ended December 31, 2010, the following tenants represented over 10% of the total rental income or square footage of Duke Office Portfolio Tranche II and III properties:

Building	Tenant	Percent of total square footage	Percent of total rental income	Lease expiration
Atrium I	Nationwide Mutual Insurance Company	15%	14%	50% - 5/31/2018 50% - 5/31/2019

The Landings Building I and The Landings Building II	Citicorp N.A., Inc.	9%	10%	1/31/2022

Weston Pointe II and Weston Pointe IV	General Services Administration	7%	17%	4/9/2019

If these tenants were to default on their leases, future revenues of the properties could be adversely impacted. No other tenants represented more than 10% of the properties’ total rental income or square footage.

(6)	Related Party Transactions

Duke Realty Services, LLC, an affiliate of Duke Realty Corporation, provides management services for the Duke Office Portfolio Tranche II and III properties. The properties incurred management fees of approximately $1,239,617, which are included in rental expenses for the year ended December 31, 2010. Duke Realty Services, LLC will continue to provide management services for the properties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees

CB Richard Ellis Realty Trust

We have audited the accompanying historical combined statement of revenues and direct operating expenses (“historical statement”) of two office buildings (the “70 & 90 Hudson” or the “Property”) for the year ended December 31, 2010. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the historical statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2 to the combined historical statement and is not intended to be a complete presentation of the Property’s 2010 revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses as described in Note 2, of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California

April 20, 2011

70 & 90 HUDSON

HISTORICAL COMBINED STATEMENT OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2010

REVENUES
Rental income	$26,758,193
Tenant reimbursements	3,503,468

Total revenues	30,261,661

DIRECT OPERATING EXPENSES
Operating and maintenance	3,617,445
Property management fees	587,217
Property taxes	2,535,463
General and administrative	52,930
Interest expense	13,726,965

Total direct operating expenses	20,520,020

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES	$9,741,641

The accompanying notes are an integral part of this statement.

70 & 90 HUDSON

NOTES TO HISTORICAL COMBINED STATEMENT OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2010

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On April 11, 2011, CB Richard Ellis Realty Trust (the “Company”), through subsidiaries of CBRE Operating Partnership, L.P., its operating partnership, acquired two office buildings, 70 Hudson Street (“70 Hudson) and 90 Hudson Street (“90 Hudson”) in Jersey City, New Jersey (collectively, the “70 & 90 Hudson” or the “Property”). The Property was acquired from 70 Hudson Street, L.L.C, 70 Hudson Street Urban Renewal Associates, L.L.C, 90 Hudson Street, L.L.C. and 90 Hudson Street Urban Renewal Associates, L.L.C (collectively the “Sellers”), all unrelated third parties. 70 Hudson is a 409,272 square foot, 12-story office building constructed in 2000 that is 100% net-leased through January 2016. 90 Hudson is a 418,046 square foot, 12-story office building constructed in 1999 that is currently 100% net leased with approximately 59% of the building leased through December 2024.

The Company acquired the Property for $310 million using net cash proceeds received from its current public offering of approximately $71.6 million and the assumption of approximately $238.4 million of mortgage loans. The acquisition price was exclusive of customary acquisition fees of approximately $4.7 million, which were paid to CBRE Advisors LLC, the Company’s investment advisor.

2.	BASIS OF PRESENTATION

The accompanying historical combined statement of revenues and direct operating expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (“SEC”). 70 & 90 Hudson is not a legal entity and the properties are being collectively presented to comply with these rules and regulations. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental income is recognized on a straight-line basis over the related lease term.

The accompanying historical combined statement of revenues and direct operating expenses is not representative of the actual operations of the Property for the period presented as certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statement. The excluded revenues consist primarily of non-operating revenue related to the Property. The excluded expenses consist primarily of depreciation and amortization of the Property. Property taxes represent the taxes paid or accrued based upon pre-acquisition assessed value and are included in the accompanying historical statement. Because of the acquisition of the Property, the assessed value and related real estate tax expense may change. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to the proposed future operations of the Property.

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and direct operating expenses during the reporting period to prepare the historical combined statement of revenues and direct operating expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition—All leases are classified as operating leases with minimum rents, free rent periods (rent holidays), and any other lease inducements recognized on a straight-line basis over the terms of the leases.

Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred.

4.	RISKS AND UNCERTAINTIES

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results.

5.	TENANT CONCENTRATION

At December 31, 2010, Long Island Holding, LLC (“Long Island”) occupied 100% of the 70 Hudson property and its lease represented 100% of 70 Hudson property’s rental income. Long Island’s lease expires in January 2016. If this tenant was to default on its lease, future revenues of the 70 Hudson property could be adversely impacted.

70 & 90 HUDSON

NOTES TO HISTORICAL COMBINED STATEMENT OF REVENUES AND

DIRECT OPERATING EXPENSES—(Continued)

For the Year Ended December 31, 2010

During the year ended December 31, 2010, Lord Abbet & Co. LLC (“Lord Abbet”) occupied approximately 59% of the 90 Hudson property’s total square footage and its lease represented 62% of the 90 Hudson property’s rental income. The Lord Abbet’s lease expires in December 2024. If this tenant was to default on its leases, future revenues of the 90 Hudson property could be adversely impacted.

During the year ended December 31, 2010, National Union Fire Insurance Company (“NUFIC”) occupied approximately 41% of the 90 Hudson property’s total square footage and its lease represented 38% of 90 Hudson property’s rental income. NUFIC’s lease expires in December 2012. If this tenant was to default on its lease, future revenues of the 90 Hudson property could be adversely impacted.

6.	FUTURE MINIMUM RENTAL INCOME

As of December 31, 2010, the Property is leased to tenants under non-cancelable operating leases that expire between December 2012 and December 2024. As of December 31, 2010, approximate future minimum rent to be received from the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter is summarized as follows:

Year	Rent
2011	$28,605,000
2012	31,535,000
2013	22,422,000
2014	22,422,000
2015	22,422,000
Thereafter	85,494,000

$212,900,000

Lord Abbet will represent 63%, or approximately $133.8 million of the Property’s total future minimum rents during the periods from January 1, 2011 through December 31, 2024 included in the rent table above.

Long Island will represent 31%, or approximately $66.7 million of the Property’s total future minimum rents during the periods from January 1, 2011 through January 31, 2016 included in the rent table above.

7.	COMMITMENTS AND CONTINGENCIES

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. Any governmental authority of any noncompliance, liability or other claim has not notified the Property, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

8.	MORTGAGE NOTES PAYABLE

As part of the terms of the purchase agreement, 70 Hudson and 90 Hudson were acquired by assuming mortgage notes totaling approximately $238.4 million. The first mortgage note of approximately $120.8 million is payable in monthly installments of $715,380 through April 11, 2016, including a fixed interest rate of 5.645% collateralized by the 70 Hudson property and gross revenues provided by the tenants. At maturity the balance due on the note will be approximately $111.5 million.

The second mortgage note of approximately $117.6 million is payable in monthly installments of $707,887 through May 1, 2016, including a fixed interest rate of 5.66% collateralized by the 90 Hudson Property and the gross revenues provided by the tenants. At maturity the balance due on the note will be approximately $107 million.

70 & 90 HUDSON

NOTES TO HISTORICAL COMBINED STATEMENT OF REVENUES AND

DIRECT OPERATING EXPENSES—(Continued)

For the Year Ended December 31, 2010

Scheduled principal payments of mortgage notes payable as of April 11, 2011, the date of acquisition, for the eight month period ending December 31, 2011 and the succeeding fiscal years and thereafter are as follows:

Year	Scheduled Principal Payments
Eight month period ending December 31, 2011	$2,365,000
2012	3,720,000
2013	3,957,000
2014	4,188,000
2015	4,432,000
Thereafter	219,757,000

$238,419,000

CB RICHARD ELLIS REALTY TRUST

Pro Forma Consolidated Financial Statements

(unaudited)

The following unaudited pro forma consolidated statements of operations of CB Richard Ellis Realty Trust (the “Company”) including its consolidated subsidiaries, for the year December 31, 2010 are based on the historical consolidated statements of operations of CB Richard Ellis Realty Trust and gives effect to the acquisitions of the following properties as if they were acquired on January 1, 2010, (i) the 3900 North Paramount Parkway, 3900 South Paramount Parkway and 1400 Perimeter Park Drive properties (collectively the “Duke North Carolina Portfolio”), a Duke joint venture interest which was acquired on March 31, 2010, (ii) the 5160 Hacienda Drive property which was acquired on April 8, 2010, (iii) the 10450 Pacific Court Center property which was acquired on May 7, 2010, (iv) the Amber Park and Brackmills properties, UK JV interests which were acquired on June 10, 2010, (v) the Düren and Schönberg properties, European JV interests which were acquired on June 10, 2010, (vi) the 225 Summit Avenue property which was acquired on June 21, 2010, (vii) the One Wayside Road property which was acquired on June 24, 2010, (viii) the 100 Tice Blvd. property which was acquired on September 28, 2010, (ix) the National Industrial Portfolio (“NIP”) which was acquired on October 27, 2010, (x) the Duke Office Portfolio Tranche I (“Duke Tranche I”) which was acquired on December 21, 2010, (xi) the Duke Office Portfolio Tranche II and III (“Duke Tranche II and III”) which were acquired on March 24, 2011 and the 70 Hudson St and 90 Hudson St properties (collectively “70 & 90 Hudson”) which were acquired April 11, 2011.

Our unaudited pro forma consolidated balance sheet as of December 31, 2010 is presented as if the acquisition of Duke Tranche II and III and 70 & 90 Hudson had taken place on December 31, 2010. Duke Tranche II and III were acquired on March 24, 2011 and 70 & 90 Hudson were acquired on April 11, 2011.

The unaudited pro forma consolidated statements of operations do not purport to represent our results of operations that would actually have occurred assuming the acquisitions of the Duke North Carolina Portfolio, 5160 Hacienda Drive, 10450 Pacific Court Center, the UK JV interests, the European JV interests, 225 Summit Avenue, One Wayside Road, 100 Tice Blvd., NIP, Duke Tranche I, Duke Tranche II and III and 70 & 90 Hudson had occurred on January 1, 2010, nor do they purport to project our results of operations as of any future date or for any future period.

In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s financial statements included on Form 10-K for the year ended December 31, 2010.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Consolidated Balance Sheet

As of December 31, 2010 (unaudited)

(In Thousands, Except Share Data)

	CB Richard Ellis Realty Trust Historical	Net Cash Proceeds	Duke Tranche II and III	70 & 90 Hudson	Consolidated Company Pro Forma
	A	B	C	D
Net Investments in Real Estate	$1,055,975	$—	$—	$310,000	$1,365,975
Investment in Unconsolidated Entities	410,062	—	54,389	—	464,451
Real Estate and Other Assets Held for Sale	22,056	—	—	—	22,056
Cash and Cash Equivalents	48,218	72,251	(51,688)	(68,781)	—
Restricted Cash	2,058	—	—	—	2,058
Accounts and Other Receivables	5,677	—	—	—	5,677
Deferred Rent	8,605	—	—	—	8,605
Acquired Above Market Leases	22,867	—	—	—	22,867
Acquired in Place Lease Value	111,005	—	—	—	111,005
Deferred Financing Costs	6,444	—	—	—	6,444
Lease Commissions	1,643	—	—	—	1,643
Other Assets	22,110	—	(7,500)	(9,000)	5,610

Total Assets	$1,716,720	$72,251	$(4,799)	$232,219	$2,016,391

LIABILITIES
Notes Payable	$365,592	$—	$—	$238,419	$604,011
Loan Payable	60,000	—	—	—	60,000
Liabilities Related to Real Estate and Other Assets Held for Sale	441	—	—	—	441
Security Deposits	899	—	—	—	899
Accounts Payable and Accrued Expenses	15,934	—	—	—	15,934
Accrued Offering Costs Payable to Related Parties	917	—	—	—	917
Acquired Below Market Leases	19,323	—	—	—	19,323
Property Management Fee Payable to Related Party	184	—	—	—	184
Investment Management Fees Payable to Related Party	1,330	—	—	—	1,330
Distributions Payable	24,053	—	—	—	24,053
Interest Rate Swaps at Fair Value—Non-Qualifying Hedges	1,349	—	—	—	1,349
Interest Rate Swaps at Fair Value—Qualifying Hedges	1,932	—	—	—	1,932

Total Liabilities	491,954	—	—	238,419	730,373
COMMITMENTS AND CONTINGENCIES
NON-CONTROLLING INTEREST
Operating Partnership Units	2,464	—	—	—	2,464
SHAREHOLDERS’ EQUITY
Common Stock, $.01 par value, 990,000,000 shares authorized; 164,511,252 issued and outstanding	1,645	72	—	—	1,717
Additional Paid-in-Capital	1,446,559	72,179	—	—	1,518,738
Accumulated Deficit	(214,216)	—	(4,799)	(6,200)	(225,215)
Accumulated Other Comprehensive Loss	(11,686)	—	—	—	(11,686)

Total Shareholders’ Equity	1,222,302	72,251	(4,799)	(6,200)	1,283,554

Total Liabilities and Shareholders’ Equity	$1,716,720	$72,251	$(4,799)	$232,219	$2,016,391

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Consolidated Statements of Operations

For the Year Ended December 31, 2010 (unaudited)

(In Thousands, Except Share Data)

	CB Richard Ellis Realty Trust Historical	NIP	Duke Tranche I	Duke Tranche II and III	70 & 90 Hudson	Duke NC Portfolio Pro Forma Adjust -ments	5160 Hacienda Dr. Pro Forma Adjust- ments	10450 Pacific Ctr. Court Pro Forma Adjust- ments	UK JV Pro Forma Adjust- ments	European JV Pro Forma Adjust- ments	225 Summit Ave. Pro Forma Adjust- ments	One Wayside Dr. Pro Forma Adjust- ments	100 Tice Blvd, Pro Forma Adjust- ments	NIP Pro Forma Adjust- ments	Duke Tranche I Pro Forma Adjust- ments	Duke Tranche II and III Pro Forma Adjust- ments	70 & 90 Hudson Pro Forma Adjust- ments	Consolidated Company Pro Forma
	AA	BB	CC	DD	EE	FF	GG	HH	II	JJ	KK	LL	MM	NN	OO	PP	QQ
REVENUES
Rental	$69,373	$5,720	$—	$—	$26,758	$—	$942	$951	$—	$—	$2,054	$2,680	$3,963	$—	$—	$—	$—	$112,441
Tenant Reimbursements	14,166	1,256	—	—	3,504	—	144	136	—	—	49	211	981	—	—	—	—	20,447

Total Revenues	83,539	6,976	—	—	30,262	—	1,086	1,087	—	—	2,103	2,891	4,944	—	—	—	—	132,888

EXPENSES
Operating and Maintenance	8,618	364	—	—	3,617	—	22	22	—	—	103	91	624	—	—	—	—	13,461
Property Taxes	10,965	868	—	—	2,536	—	123	126	—	—	208	250	461	—	—	—	—	15,537
Interest	14,881	—	—	—	13,727	—	—	—	—	—	—	838	1,900	—	—	—	—	31,346
General and Administrative	5,526	71	—	—	53	—	—	—	—	—	—	—	—	—	—	—	—	5,650
Property Management Fee to Related Party	948	186	—	—	587	—	18	—	—	—	99	132	137	—	—	—	—	2,107
Investment Management Fee to Related Party	11,595	—	—	—	—	69	94	97	103	104	180	250	449	613	—	—	2,635	16,189
Acquisition Expenses	17,531	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,200	23,731
Depreciation and Amortization	32,125	—	—	—	—	—	132	237	—	—	763	1,113	1,184	1,215	—	—	6,359	43,128

Total Expenses	102,189	1,489	—	—	20,520	69	389	482	103	104	1,353	2,674	4,755	1,828	—	—	15,194	151,149

INTEREST AND OTHER INCOME	1,260	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,260
Net Settlement Payments on Interest Rate Swaps	(1,096)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,096)
Gain on Interest Rate Swaps	23	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	23
Loss on Note Payable at Fair Value	(118)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(118)
Loss on Early Extinguishment of Debt	(72)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(72)

Total Other Income and (Expenses)	(3)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3)

(Loss) Income Before Provision for Income Taxes and Equity in	(18,653)	5,487	—	—	9,742	(69)	697	605	(103)	(104)	750	217	189	(1,828)	—	—	(15,194)	(18,264)
Income (Loss) of Unconsolidated Entities
PROVISION FOR INCOME TAXES	(296)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(296)
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED ENTITIES	8,838	—	8,591	18,472	—	524	—	—	648	141	—	—	—	—	(7,020)	(12,756)	—	17,438

NET (LOSS) INCOME	(10,111)	5,487	8,591	18,472	9,742	455	697	605	545	37	750	217	189	(1,828)	(7,020)	(12,756)	(15,194)	(1,122)

Net Loss (Income) Attributable to Non-Controlling Partnership Units	18	—	—	—	—	(1)	(1)	(1)	(1)	—	(1)	(1)	(1)	(6)	(3)	(10)	11	3

Net (Loss) Income Attributable to CB Richard Ellis Realty Trust Shareholders	$(10,093)	$5,487	$8,591	$18,472	$9,742	$454	$696	$604	$544	$37	$749	$216	$188	$(1,834)	$(7,023)	$(12,766)	$(15,183)	$(1,119)

Basic and Diluted Net (Loss) Income per Share	$(0.07)																	$(0.01)
Weighted Average Common Shares Outstanding – Basic and Diluted	136,456,565																	143,681,665

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Notes to the Pro Forma Consolidated Financial Statements

(unaudited)

Adjustments to Pro Forma Consolidated Balance Sheet

The adjustments to the pro forma consolidated balance sheet of the Company are as of December 31, 2010.

(A) Reflects the historical consolidated balance sheet of the Company as of December 31, 2010.

(B) Represents the estimated net proceeds raised from the sale of common shares during the period January 1, 2011 through March 31, 2011.

(C) Represents the cash contribution made to the Duke joint venture in conjunction with the closing of Duke Tranche II and III on March 24, 2011. Duke Tranche II and III consist of 13 properties with an agreed value of $342,800,000. Our pro rata share of the Duke Tranche II and III properties is $274,240,000 based on our 80% ownership of the Duke joint venture. Additionally, in connection with the acquisition of Tranche II and III, the Duke joint venture entered into a $275,000,000 unsecured term loan. Our pro rata share of the unsecured loan is $220,000,000. The total investment of $54,389,000, based on our 80% ownership of the Duke joint venture was funded using net proceeds from our public offering and the release of the $7,500,000 purchase deposit. Of the $4,799,000 in total acquisition costs, $4,114,000, or 1.5% of 80% of the agreed value of the properties was paid to the Investment Advisor upon closing.

(D) Represents the purchase price of the assets acquired on April 11, 2011 by the Company in conjunction with the acquisition of 70 & 90 Hudson. The total purchase price of $310,000,000 was funded using net proceeds from our public offering, the release of $9,000,000 in purchase deposits and the assumption of $238,419,000 in existing mortgage notes on the properties. Of the $6,200,000 in total acquisition costs, $4,650,000, or 1.5% of the purchase price, was paid to the Investment Advisor, upon closing.

Adjustments to Pro Forma Consolidated Statements of Operations

The adjustments to the pro forma consolidated statement of operations of the Company for the year ended December 31, 2010 are as follows:

(AA) Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2010.

(BB) Reflects the historical statement of operations for the nine months ended September 30, 2010 for NIP in order to present the operations as if the properties were acquired on January 1, 2010. The Company acquired NIP on October 27, 2010. Revenues and direct operations expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Depreciation and amortization and an increase in the investment management fee are included in the pro forma adjustments reflected in (NN).

(CC) Reflects the historical equity in income of unconsolidated interest in the Duke Tranche I for the nine months ended September 30, 2010 as if the properties were acquired on January 1, 2010. The properties were acquired by the Duke joint venture on December 21, 2010. The underlying revenues and direct operations expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Depreciation and amortization and an increase in the investment management fee are included in the pro forma adjustments reflected in (OO).

(DD) Reflects the historical equity in income of unconsolidated interest in the Duke Tranche II and III properties for the year ended December 31, 2010 as if the properties were acquired on January 1, 2010. The properties were acquired by the Duke joint venture on March 24, 2011. The underlying revenues and direct operations expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Depreciation and amortization and an increase in the investment management fee are included in the pro forma adjustments reflected in (PP).

(EE) Reflects the historical statement of revenues and direct operating expenses for the year ended December 31, 2010 for 70 & 90 Hudson in order to present the operations as if the properties were acquired on January 1, 2010. The Company acquired 70 & 90 Hudson on April 11, 2011. Revenues and direct operations expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Depreciation and amortization and an increase in the investment management fee are included in the pro forma adjustments reflected in (QQ).

CB RICHARD ELLIS REALTY TRUST

Notes to the Pro Forma Consolidated Financial Statements—(Continued)

(unaudited)

(FF) Reflects the pro forma adjustment of equity in income of unconsolidated interest in the Duke North Carolina Portfolio as if the properties were acquired on January 1, 2010. The properties were acquired by the Duke joint venture on March 31, 2010. The pro forma adjustments included in equity in income of unconsolidated entities is presented to include revenues, direct operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 30, 2010 (the date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the Duke North Carolina Portfolio.

(GG) Reflects the pro forma adjustment for 5160 Hacienda Drive in order to present the operations as if the property was acquired on January 1, 2010. The Company acquired 5160 Hacienda Drive on April 8, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through April 7, 2010 (the date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the 5160 Hacienda Drive property.

(HH) Reflects the pro forma adjustment for 10450 Pacific Center Court in order to present the operations as if the property was acquired on January 1, 2010. The Company acquired 10450 Pacific Center Court on May 7, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through May 6, 2010 (the date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the 10450 Pacific Center Court property.

(II) Reflects the pro forma adjustment of equity in income of unconsolidated interest in the UK JV as if the properties were acquired on January 1, 2010. The properties were acquired by the UK JV on June 10, 2010. The pro forma adjustments included in equity in income of unconsolidated entities is presented to include revenues, direct operating expenses, depreciation and amortization expense and an increase in the investment management fee through June 9, 2010 (the date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the UK JV.

(JJ) Reflects the pro forma adjustment of equity in income of unconsolidated interest in the European JV as if the properties were acquired on January 1, 2010. The properties were acquired by the European JV on June 10, 2010. The pro forma adjustments included in equity in income of unconsolidated entities is presented to include revenues, direct operating expenses, depreciation and amortization expense and an increase in the investment management fee through June 9, 2010 (the date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the European JV.

(KK) Reflects the pro forma adjustment for 225 Summit Avenue in order to present the operations as if the property was acquired on January 1, 2010. The Company acquired 225 Summit Avenue on June 21, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through June 20, 2010 (the date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the European JV.

(LL) Reflects the pro forma adjustment for One Wayside Road in order to present the operations as if the property was acquired on January 1, 2010. The Company acquired One Wayside Road on June 24, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through June 23, 2010 (the date prior to acquisition).

CB RICHARD ELLIS REALTY TRUST

Notes to the Pro Forma Consolidated Financial Statements—(Continued)

(unaudited)

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the One Wayside Road property.

(MM) Reflects the pro forma adjustment for 100 Tice Blvd. in order to present the operations as if the property was acquired on January 1, 2010. The Company acquired 100 Tice Blvd. on September 28, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through September 27, 2010 (the date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the 100 Tice Blvd. property.

(NN) Reflects the pro forma adjustment for NIP in order to present the operations as if the properties were acquired on January 1, 2010. The Company acquired NIP on October 27, 2010. The pro forma adjustment recognizes revenues and direct operating expenses from October 1, 2010 through October 26, 2010, as well as depreciation and amortization expense, and an increase in the investment management fee from January 1, 2010 through October 26, 2010 (the date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of NIP.

(OO) Reflects the pro forma adjustment for Duke Tranche I in order to present the operations as if the properties were acquired on January 1, 2010. The Company acquired Duke Tranche I on December 21, 2010. The underlying pro forma adjustment includes revenue and direct operating expenses for the period October 1, 2010 through December 20, 2010 as well as depreciation and amortization expense and an increase in the investment management fee from January 1, 2010 through December 20, 2010 (the date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of Duke Tranche I.

(PP) Reflects the pro forma adjustment for Duke Tranche II and III in order to present the operations as if the properties were acquired on January 1, 2010. The Company acquired Duke Tranche II and III on March 24, 2011. The underlying pro forma adjustment includes depreciation and amortization expense, acquisition expenses and an increase in the investment management fee through December 31, 2010.

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of Duke Tranche II and III.

(QQ) Reflects the pro forma adjustment for 70 & 90 Hudson in order to present the operations as if the properties were acquired on January 1, 2010. The Company acquired 70 & 90 Hudson on April 11, 2011. The pro forma adjustment includes depreciation and amortization expense, acquisition expenses and an increase in the investment management fee through December 31, 2010.

Net loss attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of 70 & 90 Hudson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

April 20, 2011	By:	/s/ Jack A. Cuneo
Name: Jack A. Cuneo
Title: President and Chief Executive Officer